Scudder
Large Company Growth Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital through investment primarily in the equity securities of large U.S. growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER [IMAGE]

                                    In Brief

o For the twelve-month period ended October 31, 1997, Scudder Large Company Growth Fund returned 28.84%, nearly in keeping with the 30.46% return of the unmanaged Russell 1000 Growth Index.

o The Fund's focus continued to remain on individual stock selection rather than sector weightings.

o While earnings growth rates may decelerate at some large companies, we believe that the best performing stocks will be those with growing shares in expanding markets, with secure franchises, and skilled management teams.

                                Table of Contents

   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Glossary of Investment Terms
  10  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  21  Report of Independent Accountants
  22  Tax Information
  22  Officers and Trustees
  23  Shareholder Meeting Results
  25  Investment Products and Services
  26  Scudder Solutions


                     2 -- Scudder Large Company Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present the annual report for Scudder Large Company Growth Fund, formerly Scudder Quality Growth Fund, for the twelve-month period ended October 31, 1997.

     For the third year in a row the Fund provided returns above the long run average performance of stocks, despite an increased level of market volatility. Towards the end of the period, the sustainability of earnings growth rates at some large multinational companies became less certain, as the ripple effects from the currency crisis in Southeast Asia were felt across the globe and U.S. stocks declined. While we continue to remain confident about the prospects for many multinational companies held by the Fund, the events served as reminders of the truly global dependency of the investment markets and the price volatility which can result. The good news, we believe, is that U.S. businesses and the economy are still healthy. In this context, volatility can provide opportunities to purchase quality companies at favorable valuations. (A detailed discussion of the Fund's activities begins on page 6.)

     We believe a sound investment approach that is designed to weather a range of market conditions is based on careful diversification. To that end, an investor's portfolio should include exposure to small-cap, foreign, emerging market, and fixed income securities, in addition to large-cap U.S. stocks. Scudder Large Company Growth Fund can serve as an important core holding in this type of diversified portfolio, which, when combined with a habit of investing regularly and a long-term perspective, can help many investors meet their investing goals.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 27.

     Thank you for your investment in Scudder Large Company Growth Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Large Company Growth Fund


                     3 -- Scudder Large Company Growth Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER LARGE COMPANY GROWTH FUND
--------------------------------------------
1 Year          $ 12,884    28.84%     28.84%
5 year          $ 20,562   105.62%     15.51%
Life of Fund*   $ 26,305   163.05%     16.13%
--------------------------------------------
RUSSELL 1000 GROWTH INDEX
--------------------------------------------
1 Year          $ 13.046     30.46%     30.46%
5 Year          $ 23,276    132.76%     18.40%
Life of Fund*   $ 26,696    166.96%     16.51%
--------------------------------------------
*The Fund commenced operations on May 15, 1991. Index comparisons begin on May 31, 1991.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LARGE COMPANY GROWTH FUND
Year            Amount
----------------------
5/91*            $10,000
10/91            $10,894
10/92            $12,252
10/93            $13,169
10/94            $13,220
10/95            $16,364
10/96            $19,553
10/97            $25,192

RUSSELL 1000 GROWTH INDEX
Year            Amount
----------------------
5/91*            $10,000
10/91            $10,350
10/92            $11,469
10/93            $11,308
10/94            $12,974
10/95            $16,768
10/96            $20,463
10/97            $26,696

YEARLY PERIODS ENDED OCTOBER 31

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1991*    1992     1993      1994      1995      1996      1997
                     ------------------------------------------------------------------
NET ASSET VALUE...   $ 13.65  $ 15.30   $ 16.42   $ 16.17   $ 18.44   $ 21.19   $25.10
INCOME DIVIDENDS..   $    --  $   .03   $   .03   $   .08   $   .15   $   .14   $   --
CAPITAL GAINS
DISTRIBUTIONS.....   $    --  $   .02   $    --   $   .24   $  1.09   $   .60   $ 1.77
FUND TOTAL
RETURN (%)........     13.75    12.47      7.49       .39     23.78     19.49    28.84
INDEX TOTAL
RETURN (%)........      8.66    10.82      7.31      5.40     29.23     22.05    30.46

On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for life of Fund would have been lower.

                     4 -- Scudder Large Company Growth Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    97%
Cash Equivalents                    3%
--------------------------------------
                                  100%
--------------------------------------
The Fund pursued a fully invested
approach throughout the fiscal
period as stocks of large companies
led the markets for much of the year.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
Health                             23%
Consumer Staples                   22%
Technology                         17%
Consumer Discretionary             11%
Manufacturing                       8%
Financial                           6%
Media                               6%
Durables                            4%
Service Industries                  3%
--------------------------------------
                                  100%
--------------------------------------
Sector weightings changed slightly
over the twelve months, reflecting
our focus on individual stock selection.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(35% of Portfolio)
--------------------------------------------------------------------------
1.   GENERAL ELECTRIC CO.
     Leading producer of electrical equipment
2.   PFIZER, INC.
     International pharmaceutical company
3.   PROCTER & GAMBLE CO.
     Diversified manufacturer of consumer
     products
4.   COCA-COLA CO., INC.
     International soft drink company
5.   MICROSOFT CORP.
     Computer operating systems software
6.   ELI LILLY & CO.
     Leading pharmaceutical company
7.   MERCK & CO. INC.
     Leading ethical drug manufacturer
8.   HOME DEPOT, INC.
     Building materials and home improvement
     products
9.   AMERICAN INTERNATIONAL GROUP, INC.
     Major international insurance holding
     company
10.  PHILIP MORRIS COMPANIES INC.
     Tobacco, food products and brewing

Holdings of Eli Lily and Microsoft
were among the portfolio's top
performers.

For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                     5 -- Scudder Large Company Growth Fund

                         Portfolio Management Discussion

We asked Valerie F. Malter and George P. Fraise, portfolio managers of Scudder Large Company Growth Fund, to discuss the market environment and their current investment strategy for the Fund.

Q. How did the Fund perform for the trailing twelve-month period ended October 31, 1997?

A. The Fund provided strong returns, reflecting the positive performance of growth stocks and our disciplined approach. For the period, the Fund returned 28.84%, essentially in keeping with the 30.46% return of the unmanaged Russell 1000 Growth Index (an index of large U.S. growth stocks) and the 32.13% return of the unmanaged S&P 500 Index. On a year-to-date basis, the Fund returned 25.25% through October 31, exceeding the 23.77% return of the Russell 1000 Growth Index for the same period.

Q. Why did the S&P 500 Index outperform the Russell 1000 Growth Index during the period?

A. To beat the S&P 500 for the fiscal year you basically needed representation in the two industry sectors that exceeded the Index's 32.10% return: technology and finance. While the Russell 1000 Growth Index (and the Fund) is adequately represented in the technology area at 20% (and 17%) of assets compared to an S&P weight of 12%, the S&P 500 finance weighting is more than double that of the Russell 1000 Growth Index -- 15% v. 6%. In managing the Fund, we attempt to select the best stocks on a company-by-company basis, rather than trying to make industry sector selections. We believe this approach can lead to more consistent and less volatile returns over the long term.

Q. Although volatility increased during the period, it was generally a favorable environment for equity investors. Why?

A. The market continued its upward momentum for most of the period, driven by a continuation of the moderate growth, low inflation environment that has been a staple of our economy for a number of years. This momentum has been supported by the Federal Reserve's status quo approach to interest rates. Throughout the period, solid corporate earnings reports did little to temper investor enthusiasm. It is worth noting that despite what may have seemed like a torrent of negative earnings pre-releases in the last few months of the period, the actual number of disappointments was down significantly from the same period in 1996.

Q. Toward the end of the period, concern about the impact a strong dollar would have on the earnings of large multinational companies put pressure on a number of stocks, particularly those in the consumer staples and pharmaceutical areas. How did this affect the Fund's holdings?

A. The Fund is heavily weighted in these major, global companies, and was negatively affected. In addition, profit warnings from Coca Cola, Gillette, and Avon Products, and fears of slowing exports in the wake of currency devaluations in Southeast Asia, exacerbated the decline. While issues such as the rising dollar will come up from time to time, we strongly believe that the fluctuation in the U.S. dollar is not a reason to alter our approach. The Fund's portfolio is constructed stock-by-stock with a focus on high quality companies which have solid long-term franchises, outstanding management teams, and sustainable above-average earnings



                     6 -- Scudder Large Company Growth Fund
growth potential. As long as we remain confident in a company's ability to meet its growth projections, we will continue to hold the stock. It's worth noting that as the currency fears abated somewhat toward the end of the period, the performance of many of these stocks improved markedly.

Q.  How did you manage the Fund's sector allocations during the period?

A. Our focus has been, and continues to be, on individual stock selection -- an area we feel we can add the most value for investors. As a result, the Fund's sector allocations are the bottom up result of this activity, and not the result of under- or overweighting specific industry sectors. Overall, our sector allocations remain generally in line with the Russell 1000 Growth Index, with the largest weightings in the healthcare, consumer staples, and technology areas.

Q.  What were some of the noteworthy performers over the twelve-month period?

A. A number of the pharmaceutical stocks that we hold were stellar performers during the period. Warner Lambert was up 127%, driven by the phenomenal success of its cholesterol-reducing drug Lipitor and by Rezulin, its drug for Diabetes. Eli Lilly was up an impressive 92% during the period, driven by a very strong pipeline of new products (such as its osteoporosis drug Evista and its schizophrenia drug Zyprexa), which are expected to contribute to an acceleration of the company's earnings growth over the next few years. Microsoft, one of the Fund's largest holdings, was up 89% during the period, as strong PC demand from both households and corporations fueled growth of its



                     7 -- Scudder Large Company Growth Fund
software platforms. Finally, on the retail side, Costco was a real standout, up 94% during the period, as strong same-store sales and continued penetration of undervalued markets led to earnings upside surprises.

Q.  Did you have some disappointments, too?

A. Yes we did. EDS was one we held too long. The company reported back-to-back earnings disappointments as costs rose faster than revenues. Despite impressive market share in a growing industry, we grew increasingly concerned about management's ability to maintain a consistent earnings growth rate and we sold the stock. AMD was another example of a stock we sold after the company announced they were having difficulty producing K-6 microprocessors, a competitive alternative to Intel's Pentium. Since we sold AMD, it has lost more than 25% of its value.

Q.  What is your strategy going forward?

A. We continue to believe the best strategy for the Fund is to focus on individual stock selection. In our opinion, the best performing stocks will be those of companies able to meet or exceed growth expectations through these choppy times. We don't plan to change our current sector weightings, as we believe any attempt to enhance portfolio returns through sector rotation would be extremely difficult. Any changes to the Fund will be made in an effort to ensure that the portfolio is comprised of companies that, in our estimation, have the best long-term fundamentals -- those with growing shares in expanding markets, secure franchises, the ability to deliver consistent earnings quarter after quarter, and skilled management teams.


                     8 -- Scudder Large Company Growth Fund

                          Glossary of Investment Terms

 FUNDAMENTAL RESEARCH         Analysis of companies based on the projected
                              impact of management, products, sales, and earnings on balance sheets and income statements.
                              Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                 Stock of a company that has displayed above-
                              average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings and exhibit greater price volatility.

 LIQUIDITY                    A stock that is liquid has enough shares
                              outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

 MARKET CAPITALIZATION        The value of a company's outstanding shares of
                              common stock, calculated by multiplying the number of shares outstanding by the share price (Shares x
                              Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.

 OVER/UNDER WEIGHTING         Refers to the allocation of assets -- usually by
                              sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the Russell
                              1000 Value Index) or an investment universe.

 PRICE-EARNINGS RATIO (P-E)   A widely used gauge of a stock's valuation that
(also "earnings multiple")    indicates what investors are paying for a
                              company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

 VALUE STOCK                  A company whose stock price does not fully
                              reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                              Value stocks tend to display less price
                              volatility and may carry higher dividend yields.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                     9 -- Scudder Large Company Growth Fund

                   Investment Portfolio as of October 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%, to be repurchased at $8,252,918 on 11/3/97, collateralized by a $6,337,000 U.S. Treasury
  Bond, 8.75%, 8/15/20 (Cost $8,249,000) ............................................          8,249,000             8,249,000

                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 10.4%
Department & Chain Stores 7.5%
Costco Companies, Inc.* .............................................................             93,800             3,611,300
Home Depot, Inc. ....................................................................            147,500             8,204,688
Nordstrom, Inc. .....................................................................             55,300             3,387,125
Wal-Mart Stores, Inc. ...............................................................            176,800             6,210,100
                                                                                                                  ------------
                                                                                                                    21,413,213
                                                                                                                  ------------
Hotels & Casinos 1.3%
Host Marriott Corp. * ...............................................................            177,800             3,711,575
                                                                                                                  ------------
Specialty Retail 1.6%
Corporate Express, Inc.* ............................................................            167,100             2,454,281
Pier 1 Imports, Inc. ................................................................            124,000             2,263,000
                                                                                                                  ------------
                                                                                                                     4,717,281
                                                                                                                  ------------
Consumer Staples 21.3%
Alcohol & Tobacco 2.6%
Philip Morris Companies, Inc. .......................................................            188,100             7,453,463
                                                                                                                  ------------
Consumer Specialties 1.3%
Samsonite Corp.* ....................................................................             78,700             3,649,713
                                                                                                                  ------------
Food & Beverage 8.4%
Coca-Cola Co., Inc. .................................................................            196,100            11,079,650
H.J. Heinz Co. ......................................................................            131,300             6,097,244
Interstate Bakeries Corp. ...........................................................             60,400             3,858,050
Suiza Foods Corp. * .................................................................             57,000             2,871,375
                                                                                                                  ------------
                                                                                                                    23,906,319
                                                                                                                  ------------
Package Goods / Cosmetics 9.0%
Colgate-Palmolive Co. ...............................................................            106,400             6,889,400
Gillette Co. ........................................................................             80,219             7,144,505
Procter & Gamble Co. ................................................................            165,000            11,220,000
Revlon, Inc. "A" * ..................................................................             17,000               624,750
                                                                                                                  ------------
                                                                                                                    25,878,655
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Large Company Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health 21.8%
Biotechnology 1.8%
Guidant Corp. .......................................................................             87,400             5,025,500
                                                                                                                  ------------
Health Industry Services 2.3%
HBO & Company, Inc. .................................................................             73,800             3,210,300
Total Renal Care Holdings, Inc.* ....................................................            110,500             3,404,781
                                                                                                                  ------------
                                                                                                                     6,615,081
                                                                                                                  ------------
Hospital Management 1.0%
Tenet Healthcare Corp.* .............................................................             89,700             2,741,456
                                                                                                                  ------------
Pharmaceuticals 16.7%
Eli Lilly & Co. .....................................................................            131,298             8,780,554
Johnson & Johnson ...................................................................            105,700             6,064,538
Merck & Co., Inc. ...................................................................             94,800             8,460,900
Pfizer, Inc. ........................................................................            172,300            12,190,225
SmithKline Beecham PLC (ADR) ........................................................            115,000             5,476,875
Warner-Lambert Co. ..................................................................             47,700             6,830,044
                                                                                                                  ------------
                                                                                                                    47,803,136
                                                                                                                  ------------
Financial 6.1%
Banks 2.0%
First Union Corp. ...................................................................             57,300             2,811,281
NationsBank Corp. ...................................................................             50,700             3,035,663
                                                                                                                  ------------
                                                                                                                     5,846,944
                                                                                                                  ------------
Insurance 4.1%
American International Group, Inc. ..................................................             80,325             8,198,170
Conseco, Inc. .......................................................................             79,500             3,468,188
                                                                                                                  ------------
                                                                                                                    11,666,358
                                                                                                                  ------------
Media 5.7%
Advertising 2.8%
Interpublic Group of Companies, Inc. ................................................             90,350             4,291,625
Outdoor Systems, Inc.* ..............................................................            123,350             3,793,013
                                                                                                                  ------------
                                                                                                                     8,084,638
                                                                                                                  ------------
Broadcasting & Entertainment 2.9%
Clear Channel Communications, Inc.* .................................................             82,300             5,431,800
Walt Disney Co. .....................................................................             33,700             2,771,825
                                                                                                                  ------------
                                                                                                                     8,203,625
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     11 - SCUDDER LARGE COMPANY GROWTH FUND

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 3.3%
Miscellaneous Consumer Services 2.1%
CUC Internationa,l Inc.* ............................................................             99,550             2,936,722
Service Corp. International .........................................................            105,100             3,198,981
                                                                                                                  ------------
                                                                                                                     6,135,703
                                                                                                                  ------------
Printing/Publishing 1.2%
Reuters Holdings PLC "B" (ADR) ......................................................             50,200             3,300,650
                                                                                                                  ------------
Durables 4.4%
Aerospace 1.4%
AlliedSignal, Inc. ..................................................................            110,600             3,981,600
                                                                                                                  ------------
Telecommunications Equipment 3.0%
CIENA Corp.* ........................................................................             60,000             3,300,000
Nokia AB Oy "A" (ADR) ...............................................................             59,700             5,268,525
                                                                                                                  ------------
                                                                                                                     8,568,525
                                                                                                                  ------------
Manufacturing 8.0%
Chemicals 1.1%
Monsanto Co. ........................................................................             76,800             3,283,200
                                                                                                                  ------------
Diversified Manufacturing 6.9%
General Electric Co. ................................................................            221,100            14,274,769
Textron, Inc. .......................................................................             93,700             5,417,031
                                                                                                                  ------------
                                                                                                                    19,691,800
                                                                                                                  ------------
Technology 16.1%
Computer Software 6.2%
Computer Associates International, Inc. .............................................             55,600             4,145,675
Microsoft Corp.* ....................................................................             77,200            10,036,000
PeopleSoft, Inc.* ...................................................................             57,600             3,621,600
                                                                                                                  ------------
                                                                                                                    17,803,275
                                                                                                                  ------------
Diverse Electronic Products 1.1%
Teradyne, Inc.* .....................................................................             83,200             3,114,800
                                                                                                                  ------------
Electronic Data Processing 1.8%
Compaq Computer Corp. ...............................................................             81,600             5,202,000
                                                                                                                  ------------
Office/Plant Automation 1.9%
3Com Corp.* .........................................................................             54,800             2,270,775
Cisco Systems, Inc.* ................................................................             37,100             3,043,359
                                                                                                                  ------------
                                                                                                                     5,314,134
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                     12 - SCUDDER LARGE COMPANY GROWTH FUND

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Semiconductors 5.1%
Intel Corp. .........................................................................             93,300             7,184,100
Linear Technology Corp. .............................................................             15,500               974,563
National Semiconductor Corp. * ......................................................            122,400             4,406,400
Taiwan Semiconductor Manufacturing Co.* .............................................            109,300             2,165,506
                                                                                                                  ------------
                                                                                                                    14,730,569
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $190,324,477)                                                                            277,843,213
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $198,573,477) (a)                                                        286,092,213
------------------------------------------------------------------------------------------------------------------------------

   *  Non-income producing security.

 (a) The cost for federal income tax purposes was $198,796,382. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $87,295,831. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $89,063,690 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,767,859.

    The accompanying notes are an integral part of the financial statements.


                     13 - SCUDDER LARGE COMPANY GROWTH FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $198,573,477) ..............       $ 286,092,213
                 Cash ...............................................................                 934
                 Receivable for investments sold ....................................           3,549,754
                 Receivable for Fund shares sold ....................................             125,793
                 Dividends and interest receivable ..................................             309,239
                 Other assets .......................................................               3,878
                                                                                            ----------------
                 Total assets .......................................................         290,081,811
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................           1,242,114
                 Payable for Fund shares redeemed ...................................             335,010
                 Accrued management fee .............................................             176,228
                 Other payables and accrued expenses ................................             263,484
                                                                                            ----------------
                 Total liabilities ..................................................           2,016,836
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 288,064,975
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments .............................          87,518,736
                 Accumulated net realized gain ......................................          19,034,583
                 Paid-in capital ....................................................         181,511,656
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 288,064,975
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($288,064,975 / 11,477,024 outstanding shares of beneficial
                   interest, $.01 par value, unlimited  number of shares                    ----------------
                   authorized) ......................................................              $25.10
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     14 - SCUDDER LARGE COMPANY GROWTH FUND

                             Statement of Operations

                           year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $25,213) ...............       $   2,489,818
                 Interest ...........................................................             487,089
                                                                                            -----------------
                                                                                                2,976,907
                 Expenses:
                 Management fee .....................................................           1,790,426
                 Services to shareholders ...........................................           1,026,553
                 Custodian and accounting fees ......................................              92,333
                 Trustees' fees and expenses ........................................              35,178
                 Reports to shareholders ............................................              68,465
                 Auditing ...........................................................              31,689
                 Legal ..............................................................              13,544
                 Registration fees ..................................................              36,705
                 Other ..............................................................               7,581
                                                                                            -----------------
                                                                                                 3,102,474
                --------------------------------------------------------------------------------------------
                 Net investment loss                                                             (125,567)
                --------------------------------------------------------------------------------------------

Realized and unrealized gain on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments .................................          19,434,917
                 Net unrealized appreciation on investments during the period .......          42,639,713
                --------------------------------------------------------------------------------------------
                 Net gain on investments                                                       62,074,630
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  61,949,063
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     15 - SCUDDER LARGE COMPANY GROWTH FUND

                       Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
-------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ............................      $   (125,567)    $    846,986
                 Net realized gain on investments ........................        19,434,917       19,474,609
                 Net unrealized appreciation on investments during
                    the period ...........................................        42,639,713       15,602,000
                                                                               ---------------  ---------------
                 Net increase in net assets resulting from operations ....        61,949,063       35,923,595
                                                                               ---------------  ---------------
                 Distributions to shareholders from:
                 Net investment income ...................................                --       (1,354,259)
                                                                               ---------------  ---------------
                 Net realized gains from investment transactions .........       (17,790,946)      (5,803,710)
                                                                               ---------------  ---------------
                 Fund share transactions:
                 Proceeds from shares sold ...............................       131,500,078       75,627,033
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ........................        17,272,174        6,992,173
                 Cost of shares redeemed .................................      (126,119,027)     (63,602,914)
                                                                               ---------------  ---------------
                 Net increase in net assets from Fund share
                    transactions .........................................        22,653,225       19,016,292
                                                                               ---------------  ---------------
                 Increase (decrease) in net assets .......................        66,811,342       47,781,918
                 Net assets at beginning of period .......................       221,253,633      173,471,715
                                                                               ---------------  ---------------
                 Net assets at end of period (including undistributed
                    net investment income of $459,505                          ---------------  ---------------
                    on October 31, 1996) .................................      $288,064,975     $221,253,633
                                                                               ---------------  ---------------
Other Information
-------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...............        10,441,357        9,409,227
                                                                               ---------------  ---------------
                 Shares sold .............................................         5,688,934        3,829,796
                 Shares issued to shareholders in reinvestment of
                    distributions ........................................           850,846          380,630
                 Shares redeemed .........................................        (5,504,113)      (3,178,296)
                                                                               ---------------  ---------------
                 Net increase in Fund shares .............................         1,035,667        1,032,130
                                                                               ---------------  ---------------
                 Shares outstanding at end of period .....................        11,477,024       10,441,357
                                                                               ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                     16 - SCUDDER LARGE COMPANY GROWTH FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                      May 15, 1991
                                                                                                      (commencement
                                                                                                      of operations)
                                                        Years Ended October 31,                       to October 31,
                                     1997 (a)   1996 (a)    1995       1994       1993       1992         1991
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of        ----------------------------------------------------------------------------------
   period ..........................  $21.19    $18.44     $16.17     $16.42     $15.30     $13.65       $12.00
                                     ----------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) .......    (.01)      .08        .11        .16        .06        .02          .03
Net realized and unrealized gain
   (loss) on investments ...........    5.69      3.41       3.40       (.09)      1.09       1.68         1.62
                                     ----------------------------------------------------------------------------------
Total from investment operations ...    5.68      3.49       3.51        .07       1.15       1.70         1.65
                                     ----------------------------------------------------------------------------------
Less distributions from:
Net investment income ..............      --      (.14)      (.15)      (.08)      (.03)      (.03)          --
Net realized gains on investment
   transactions ....................   (1.77)     (.60)     (1.09)      (.24)        --       (.02)          --
                                     ----------------------------------------------------------------------------------
Total distributions ................   (1.77)     (.74)     (1.24)      (.32)      (.03)      (.05)          --
                                     ----------------------------------------------------------------------------------
                                     ----------------------------------------------------------------------------------
Net asset value, end of period .....  $25.10    $21.19     $18.44     $16.17     $16.42     $15.30       $13.65
-----------------------------------------------------------------------------------------------------------------------
Total Return (%) ...................   28.84     19.49      23.78        .39       7.49      12.47        13.75**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ......................   288       221        173        113        126        101           30
Ratio of operating expenses net,
   to average daily net
   assets (%) ......................    1.21      1.07       1.17       1.25       1.20       1.25         1.25*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ............    1.21      1.07       1.17       1.25       1.20       1.40         2.67*
Ratio of net investment income
   (loss) to average daily
   net assets (%) ..................    (.05)      .41        .71        .96        .39        .24          .83*
Portfolio turnover rate (%) ........    67.9      68.8       91.6      119.7      111.4       27.4         11.5*
Average commission rate paid (b) ...  $.0546    $.0551     $   --     $   --     $   --     $   --       $   --

(a)Based on monthly average shares outstanding during the period.
(b)Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
*  Annualized
** Not annualized


                     17 - SCUDDER LARGE COMPANY GROWTH FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Large Company Growth Fund (formerly Quality Growth Fund) (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                     18 - SCUDDER LARGE COMPANY GROWTH FUND

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $170,986,599 and $164,405,224, respectively.
                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1997, the fee pursuant to the Agreement amounted to $1,790,426.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $525,877, of which $45,637 was unpaid at October 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At September 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $101,973.


                     19 - SCUDDER LARGE COMPANY GROWTH FUND

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $320,268, of which $29,827 was unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $57,787, of which $9,565 was unpaid at October 31, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,800 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Trustees fees and expenses aggregated $35,178.


                     20 - SCUDDER LARGE COMPANY GROWTH FUND

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Large Company Growth Fund (formerly Scudder Quality Growth Fund), including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, and for the period May 15, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (formerly Scudder Quality Growth Fund) as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, and for the period May 15, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 2, 1997


                     21 - SCUDDER LARGE COMPANY GROWTH FUND

                                 Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1997.

The Fund paid distributions of $1.77 per share from net long-term capital gains during its fiscal year ended October 31, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $14,214,222 as capital gain dividends for the year ended October 31, 1997.


                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee

Jean C. Tempel
Trustee; General Partner, TL Ventures

Bruce F.  Beaty*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

* Scudder, Stevens & Clark, Inc.



                     22 -- Scudder Large Company Growth Fund

                          Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Large Company Growth Fund (the "Fund") was held on October 24, 1997, at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------
         For               Against           Abstain           Broker Non-votes*
         ---               -------           -------           -----------------

      5,880,091            198,391           169,084                172,054

2.    To elect Trustees.

                                Number of Votes:
                                ----------------

               Trustee                          For                    Withheld
               -------                          ---                    --------

       Henry P. Becton, Jr.                 6,084,489                 163,077

       Dawn-Marie Driscoll                  6,074,203                 173,363

       Peter B. Freeman                     6,078,846                 168,720

       George M. Lovejoy, Jr.               6,077,990                 169,576

       Dr. Wesley W. Marple, Jr.            6,075,270                 172,296

       Daniel Pierce                        6,081,149                 166,417

       Kathryn L. Quirk                     6,078,235                 169,331

       Jean C. Tempel                       6,083,331                 164,235

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------
         For               Against           Abstain           Broker Non-votes*
         ---               -------           -------           -----------------

      6,348,596            386,514            278,752               139,422



                     23 -- Scudder Large Company Growth Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.


                                Number of Votes:
                                ----------------
         For               Against           Abstain           Broker Non-votes*
         ---               -------           -------           -----------------

      6,424,302            303,062           286,498                139,422

5. To approve the revision of certain fundamental investment policies.


                                                                   Number of Votes:
                                                                   ----------------

                                                                                                 Broker
        Fundamental Policies                  For            Against           Abstain         Non-votes*
        --------------------                  ---            -------           -------         ----------

    5.1  Diversification                   5,550,329         282,759           242,424          172,054

    5.2  Borrowing                         5,532,774         300,395           242,343          172,054

    5.3  Senior securities                 5,546,264         284,771           244,477          172,054

    5.4  Concentration                     5,547,582         285,514           242,416          172,054

    5.5  Underwriting of securities        5,549,600         238,165           287,747          172,054

    5.6  Investment in real estate         5,542,541         245,560           287,411          172,054

    5.7  Purchase of physical              5,537,426         249,784           288,302          172,054
         commodities

    5.8  Lending                           5,545,934         241,677           287,901          172,054

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        5,909,213                   119,231                    219,122

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     24 -- Scudder Large Company Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                     25 -- Scudder Large Company Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     26 -- Scudder Large Company Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                     27 -- Scudder Large Company Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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